EX-31.4 Section 302 Certification of CFO

CERTIFICATION PURUSANT TO RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
CERTIFICATIONS
I, Lorence Kim, M.D. certify that:
1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Moderna, Inc.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 25, 2019	By:	/s/ Lorence Kim
Lorence Kim M.D.
Chief Financial Officer (Principal Financial Officer)